Hennessy Technology Fund
Schedule of Investments
July 31, 2022 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 97.77%
Communication Services - 1.37%
SciPlay Corp. (a)	5,997	$81,799	1.37%

Consumer Discretionary - 4.63%
1-800-Flowers.com, Inc. (a)	8,839	88,125	1.48%
Etsy, Inc. (a)	1,014	105,172	1.77%
Shutterstock, Inc.	1,460	82,490	1.38%
		275,787	4.63%
Information Technology - 91.77%
A10 Networks, Inc.	6,256	93,277	1.57%
Adobe, Inc. (a)	234	95,968	1.61%
Apple, Inc.	618	100,431	1.69%
Applied Materials, Inc.	988	104,708	1.76%
Arrow Electronics, Inc. (a)	779	99,844	1.68%
ASE Technology Holding Co. Ltd. - ADR (b)	16,838	99,176	1.67%
ASML Holding NV - ADR (b)	197	113,165	1.90%
Atlassian Corp. PLC (a)(b)	415	86,868	1.46%
Automatic Data Processing, Inc.	403	97,171	1.63%
Benchmark Electronics, Inc.	3,922	100,325	1.68%
Cadence Design Systems, Inc. (a)	560	104,205	1.75%
CDW Corp.	541	98,208	1.65%
Check Point Software Technologies Ltd. (a)(b)	686	85,476	1.44%
CommScope Holding Co, Inc. (a)	14,344	129,526	2.17%
CommVault Systems, Inc. (a)	1,329	74,544	1.25%
CoreCard Corp. (a)	3,656	87,086	1.46%
Crowdstrike Holdings, Inc. (a)	451	82,804	1.39%
Dell Technologies, Inc.	1,979	89,174	1.50%
Dlocal Ltd. (a)(b)	3,143	87,313	1.47%
DocuSign, Inc. (a)	1,315	84,134	1.41%
EVERTEC, Inc. (b)	2,304	89,833	1.51%
Extreme Networks, Inc. (a)	9,604	125,620	2.11%
Flex Ltd. (a)(b)	5,943	99,842	1.68%
Fortinet, Inc. (a)	1,458	86,970	1.46%
Gartner, Inc. (a)	366	97,166	1.63%
Hewlett Packard Enterprise Co.	6,855	97,615	1.64%
Intel Corp.	2,229	80,935	1.36%
Jabil, Inc.	1,771	105,091	1.76%
KLA-Tencor Corp.	301	115,445	1.94%
KnowBe4, Inc. (a)	5,220	74,594	1.25%
Kulicke & Soffa Industries, Inc. (b)	2,221	106,874	1.79%
Lam Research Corp.	220	110,112	1.85%
MACOM Technology Solutions Holdings, Inc. (a)	1,933	111,998	1.88%
Mastercard, Inc., Class A	266	94,108	1.58%
Microsoft Corp.	324	90,960	1.53%
NetApp, Inc.	1,369	97,651	1.64%
NVIDIA Corp.	577	104,800	1.76%
Palo Alto Networks, Inc. (a)	162	80,854	1.36%
Paychex, Inc.	740	94,927	1.59%
Paycom Software, Inc. (a)	282	93,198	1.56%
Pure Storage, Inc. (a)	3,367	95,454	1.60%
QIWI PLC - ADR (b)(c)	15,383	87,222	1.46%
QUALCOMM, Inc.	688	99,801	1.68%
Sanmina Corp. (a)	2,121	97,672	1.64%
Seagate Technology Holdings PLC (b)	1,214	97,096	1.63%
ServiceNow, Inc. (a)	170	75,932	1.27%
SMART Global Holdings, Inc. (a)(b)	5,124	100,533	1.69%
Telefonaktiebolaget LM Ericsson - ADR (b)	11,569	87,230	1.46%
Teradata Corp. (a)	2,200	84,238	1.41%
Teradyne, Inc.	992	100,083	1.68%
Texas Instruments, Inc.	575	102,862	1.73%
The Western Union Co.	5,045	85,866	1.44%
Ultra Clean Holdings, Inc. (a)	3,135	105,336	1.77%
Vertex, Inc. (a)	7,632	85,860	1.44%
Visa, Inc., Class A	425	90,147	1.51%
Vishay Intertechnology, Inc.	4,971	102,701	1.72%
Vontier Corp.	3,746	96,647	1.62%
		5,466,676	91.77%
Total Common Stocks (Cost $5,719,624)		5,824,262	97.77%

SHORT-TERM INVESTMENTS - 2.25%
Money Market Funds - 2.25%
First American Government Obligations Fund, Institutional Class, 1.87% (d)	134,165	134,165	2.25%
Total Short-Term Investments (Cost $134,165)		134,165	2.25%

Total Investments (Cost $5,853,789) - 100.02%		5,958,427	100.02%
Liabilities in Excess of Other Assets - (0.02)%		(1,328)	(0.02)%
TOTAL NET ASSETS - 100.00%		$5,957,099	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
NV — Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC — Public Limited Company
(a) Non-income-producing security.
(b) U.S.-traded security of a foreign corporation.
(c)		Value determined using significant unobservable inputs. As of July 31, 2022, this security amounted to $87,222 or 1.46% of net assets.
(d) The rate listed is the fund’s seven-day yield as of July 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2022
The Fund follows its valuation policies and procedures in determining its net asset value (“NAV”) and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in activemarkets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of July 31, 2022, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$81,799	$–	$–	$81,799
Consumer Discretionary	275,787	–	–	275,787
Information Technology	5,379,454	–	87,222	5,466,676
Total Common Stocks	$5,737,040	$–	$87,222	$5,824,262

Short-Term Investments
Money Market Funds	$134,165	$–	$–	$134,165
Total Short-Term Investments	$134,165	$–	$–	$134,165

Total Investments	$5,871,205	$–	$87,222	$5,958,427

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of July 31, 2022:
	Fair Value as of November 1, 2021	Transfers into Level 3 (1)	Fair Value as of July 31, 2022
Investments in Securities
Common Stocks	$–	$87,222	$87,222
Total	$–	$87,222	$87,222
(1) Transfers into Level 3 can be attributed to changes in the availability of pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
Type of Security	Fair Value at 7/31/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values	Impact to Valuation from an Increase in Input
Common Stocks	$87,222	Last Traded Price	Market Assessments	$5.67	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security.